AMENDMENT TO MASTER CUSTODIAN AGREEMENT
This Amendment, effective as of October 12, 2026, (the “Amendment”), is entered into by and among each management investment company identified on Appendix A hereto, severally and not jointly (each such investment, shall hereinafter be referred to as the "Fund''), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "Custodian").
WHEREAS, the Custodian and the Fund entered into a Master Custodian Agreement dated as of July 29, 2011 (the “Agreement”); and
WHEREAS, the parties hereto wish to amend the Agreement as set forth below.
NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:
1.Appendix A to the Master Custodian Agreement is hereby deleted in its entirety and replaced with the Appendix A attached hereto as Exhibit A.
2.For the avoidance of doubt, the new portfolio (added herein) shall not be treated as an ETF Portfolio under the Custodian Agreement as amended pursuant to the letter amendment dated January 9, 2018 ("ETF Letter Amendment") with regard to Sections 2.14, 2.15, 6 and 10.1 as amended or added thereby.
3.The Fund hereby confirms, as of the date set forth above, its representations and warranties set forth in the Agreement.
4.The Custodian and the Fund hereby agree to be bound by all of the terms, provisions, covenants, and obligations set forth in the Agreement.
5.Except as specifically amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect.
6.This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Information Classification: Limited Access

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed in its name and on its behalf by a duly authorized officer as of the date set forth above.

EACH OF THE ENTITIES LISTED ON EXHIBIT A ATTACHED HERETO

By: /s/ R. Wes Campbell

Name: R. Wes Campbell

Title: Chief Financial Officer and Treasurer

STATE STREET BANK AND TRUST COMPANY

By: /s/ Andrea E. Sharp

Name: Andrea E. Sharp

Title:    Managing Director
Information Classification: Limited Access

EXHIBIT A
APPENDIX A TO
CUSTODIAN AGREEMENT

American Century Asset Allocation Portfolios, Inc. – One Choice 2030 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice 2035 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice 2040 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice 2045 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice 2050 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice 2055 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice 2060 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice 2065 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice 2070 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice In Retirement Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Blend+ 2025 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Blend+ 2030 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Blend+ 2035 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Blend+ 2040 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Blend+ 2045 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Blend+ 2050 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Blend+ 2055 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Blend+ 2060 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Blend+ 2065 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Blend+ 2070 Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Blend+ In Retirement Portfolio
American Century Asset Allocation Portfolios, Inc. – One Choice Portfolio: Very Aggressive
American Century Asset Allocation Portfolios, Inc. – One Choice Portfolio: Aggressive
American Century Asset Allocation Portfolios, Inc. – One Choice Portfolio: Moderate
American Century Asset Allocation Portfolios, Inc. – One Choice Portfolio: Conservative
American Century Asset Allocation Portfolios, Inc. – One Choice Portfolio: Very Conservative
American Century California Tax-Free and Municipal Funds – California High-Yield Municipal Fund
American Century California Tax-Free and Municipal Funds – California Intermediate-Term Tax-Free Bond Fund
American Century California Tax-Free and Municipal Funds – California Tax-Free Money Market Fund
American Century Capital Portfolios, Inc. – Equity Income Fund
American Century Capital Portfolios, Inc. – Focused Large Cap Value Fund
American Century Capital Portfolios, Inc. – Global Real Estate
American Century Capital Portfolios, Inc. – Mid Cap Value Fund
American Century Capital Portfolios, Inc. – Real Estate Fund
American Century Capital Portfolios, Inc. – Small Cap Dividend Fund
American Century Capital Portfolios, Inc. – Small Cap Value Fund
American Century Capital Portfolios, Inc. – Value Fund
American Century ETF Trust – American Century California Municipal Bond ETF
American Century ETF Trust – American Century Core Plus Income ETF
American Century ETF Trust – American Century Diversified Corporate Bond ETF
American Century ETF Trust – American Century Diversified Municipal Bond ETF
American Century ETF Trust – American Century Focused Dynamic Growth ETF
American Century ETF Trust – American Century Focused Large Cap Value ETF
American Century ETF Trust – American Century Large Cap Equity ETF
American Century ETF Trust – American Century Large Cap Growth ETF
American Century ETF Trust – American Century Mid Cap Growth Insights ETF
American Century ETF Trust – American Century Quality Diversified International ETF
American Century ETF Trust – American Century Securitized Credit ETF
American Century ETF Trust – American Century Select High Yield ETF
American Century ETF Trust – American Century Short Duration Strategic Income ETF
American Century ETF Trust – American Century Small Cap Growth Insights ETF
American Century ETF Trust – American Century Small Cap Value Insights ETF
American Century ETF Trust – American Century Ultrashort Income ETF
American Century ETF Trust – American Century U.S. Quality Growth ETF
American Century ETF Trust – American Century U.S. Quality Value ETF
American Century ETF Trust – Avantis All Equity Markets ETF
American Century ETF Trust – Avantis All Equity Markets Value ETF
American Century ETF Trust – Avantis All International Core Equity ETF
American Century ETF Trust – Avantis All International Markets Equity ETF
American Century ETF Trust – Avantis All International Markets Value ETF
American Century ETF Trust – Avantis Core Fixed Income ETF
American Century ETF Trust – Avantis Core Municipal Fixed Income ETF
American Century ETF Trust – Avantis Credit ETF
Information Classification: Limited Access

American Century ETF Trust – Avantis Emerging Markets Equity ETF
American Century ETF Trust – Avantis Emerging Markets ex-China Equity ETF
American Century ETF Trust – Avantis Emerging Markets Small Cap Equity ETF
American Century ETF Trust – Avantis Emerging Markets Value ETF
American Century ETF Trust – Avantis Inflation Focused Equity ETF
American Century ETF Trust – Avantis International Equity ETF
American Century ETF Trust – Avantis International Large Cap Value ETF
American Century ETF Trust – Avantis International Small Cap Equity ETF
American Century ETF Trust – Avantis International Small Cap Value ETF
American Century ETF Trust – Avantis Moderate Allocation ETF
American Century ETF Trust – Avantis Real Estate ETF
American Century ETF Trust – Avantis Responsible Emerging Markets Equity ETF
American Century ETF Trust – Avantis Responsible International Equity ETF
American Century ETF Trust – Avantis Responsible U.S. Equity ETF
American Century ETF Trust – Avantis Short-Term Fixed Income ETF
American Century ETF Trust – Avantis Total Equity Markets ETF
American Century ETF Trust – Avantis U.S. Core Equity ETF
American Century ETF Trust – Avantis U.S. Equity ETF
American Century ETF Trust – Avantis U.S. Large Cap Equity ETF
American Century ETF Trust – Avantis U.S. Large Cap Value ETF
American Century ETF Trust – Avantis U.S. Mid Cap Equity ETF
American Century ETF Trust – Avantis U.S. Mid Cap Value ETF
American Century ETF Trust – Avantis U.S. Quality ETF
American Century ETF Trust – Avantis U.S. Small Cap Equity ETF
American Century ETF Trust – Avantis U.S. Small Cap Value ETF
American Century ETF Trust – Avantis Core Fixed Income Fund
American Century ETF Trust – Avantis Emerging Markets Equity Fund
American Century ETF Trust – Avantis International Equity Fund
American Century ETF Trust – Avantis International Small Cap Value Fund
American Century ETF Trust – Avantis U.S. Equity Fund
American Century ETF Trust – Avantis U.S. Large Cap Value Fund
American Century ETF Trust – Avantis U.S. Small Cap Equity Fund
American Century ETF Trust – Avantis U.S. Small Cap Value Fund
American Century Government Income Trust – Capital Preservation Fund
American Century Government Income Trust – Ginnie Mae Fund
American Century Government Income Trust – Government Bond Fund
American Century Government Income Trust – Inflation-Adjusted Bond Fund
American Century Government Income Trust – Short-Term Government Fund
American Century Growth Funds, Inc. – Focused Dynamic Growth Fund
American Century International Bond Funds – Emerging Markets Debt Fund
American Century International Bond Funds – Global Bond Fund
American Century Investment Trust – Core Plus Fund
American Century Investment Trust – Diversified Bond Fund
American Century Investment Trust – High Income Fund
American Century Investment Trust – High-Yield Fund
American Century Investment Trust – Multisector Income Fund
American Century Investment Trust – Prime Money Market Fund
American Century Investment Trust – Short Duration Fund
American Century Investment Trust – Short Duration Inflation Protection Bond Fund
American Century Investment Trust – Short Duration Strategic Income Fund
American Century Investment Trust – U.S. Government Money Market Fund
American Century Municipal Trust – High-Yield Municipal Fund
American Century Municipal Trust – Intermediate-Term Tax-Free Bond Fund
American Century Municipal Trust – Tax-Free Money Market Fund
American Century Mutual Funds, Inc. – Balanced Fund
American Century Mutual Funds, Inc. – Growth Fund
American Century Mutual Funds, Inc. – Heritage Fund
American Century Mutual Funds, Inc. – Large Cap Equity Fund
American Century Mutual Funds, Inc. – Select Fund
American Century Mutual Funds, Inc. – Small Cap Growth Fund
American Century Mutual Funds, Inc. – Ultra Fund
American Century Quantitative Equity Funds, Inc. – Disciplined Core Equity Fund
American Century Quantitative Equity Funds, Inc. – Disciplined Growth Fund
American Century Quantitative Equity Funds, Inc. – Disciplined Value Fund
American Century Quantitative Equity Funds, Inc. – Global Gold Fund
American Century Quantitative Equity Funds, Inc. – Small Company Fund
American Century Quantitative Equity Funds, Inc. – Utilities Fund
American Century Strategic Asset Allocations, Inc. – Strategic Allocation: Aggressive Fund
American Century Strategic Asset Allocations, Inc. – Strategic Allocation: Conservative Fund
Information Classification: Limited Access

American Century Strategic Asset Allocations, Inc. – Strategic Allocation: Moderate Fund
American Century World Mutual Funds, Inc. – Emerging Markets Fund
American Century World Mutual Funds, Inc. – Focused Global Growth Fund
American Century World Mutual Funds, Inc. – Focused International Growth Fund
American Century World Mutual Funds, Inc. – Global Small Cap Fund
American Century World Mutual Funds, Inc. – International Growth Fund
American Century World Mutual Funds, Inc. – International Opportunities Fund
American Century World Mutual Funds, Inc. – International Small-Mid Cap Fund
American Century World Mutual Funds, Inc. – International Value Fund
American Century World Mutual Funds, Inc. – Non-U.S. Intrinsic Value Fund
Information Classification: Limited Access